STATE OF NORTH CAROLINA
COUNTY OF BEAUFORT


                                                    STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (the "Agreement") is made as of this _____ day of February, 2001 (the "Date of Grant"), by and between FOUNTAIN POWERBOAT INDUSTRIES, INC., a Nevada corporation (the "Company"), and DAVID L. WOODS, a resident of Counce, Tennessee (the "Optionee").

          WHEREAS, the Company's Board of Directors has approved the grant to the Optionee of an option to purchase shares of the Company's common stock ("Common Stock") and desires to enter into this Stock Option Agreement to set forth the terms and conditions of that option.

           NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth herein, and for valuable consideration, the receipt of which hereby is acknowledged by the Company, the Company and the Optionee hereby agree as follow:

      1. Grant of Option. Pursuant to and subject to the terms and conditions contained in this Agreement, the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company all or any number of an aggregate of TWENTY-FIVE THOUSAND (25,000) shares of Common Stock (the "Option Stock") which may be authorized but unissued shares or shares acquired by the Company on the open market or in private transactions.

      2. Date of Grant of Option. For purposes of this Agreement, the Option is granted effective as of the date of this Agreement (the "Date of Grant").

      3. Exercise Price. The price to be paid by the Optionee for the purchase of the Option Stock upon exercise of the Option shall be ONE AND 344/1000s DOLLARS ($1.344) per share (the "Exercise Price").

       4.    Exercise  Schedule.   Subject  to  any  further  restrictions
contained in this Agreement, the Option will become exercisable on the following dates as to the indicated number of shares of the Option Stock:


     Date                           Stock Option
                               Available For Exercise
________________                _____________________
December 31, 2001                   12,500 shares
December 31, 2002                   12,500 shares


     Notwithstanding anything contained herein to the contrary, the Option may not be exercised at any time as to a fractional share.

     5. Method of Exercise. To exercise the Option in whole or in part, the Optionee must deliver written notice of such exercise (a "Notice of Exercise") to the President or Secretary of the Company. Such written notice shall be substantially in the form attached hereto as Exhibit A and shall specify the number of shares of Option Stock to be purchased. A Notice of Exercise shall not be effective (and the Company shall have no obligation to sell any Option Stock to the Optionee pursuant to such Notice) unless it satisfies the terms and conditions contained in this Agreement and actually is received by the Company prior to its expiration or earlier termination as specified herein.

           Notwithstanding anything contained herein to the contrary, the Optionee may not exercise the Option to purchase less than one hundred
(100) shares, unless the Company's Board of Directors otherwise approves or unless the partial exercise is for all remaining shares of Option Stock available under the Option. As soon as practicable following receipt from the Optionee of a valid and effective Notice of Exercise and full payment of the Exercise Price relating to a number of the shares of Option Stock being purchased, a stock certificate representing that number of shares shall be issued and delivered by the Company to the Optionee; provided, however, that the Company shall have the right and discretion to hold any shares purchased upon exercise of the Option in escrow for a period ending on the date one year following the date of issuance of the stock upon exercise of the Option. During any such escrow period, the Optionee shall have all rights of a shareholder with respect to the Option Stock purchased, including but not limited to the right to vote and to receive dividends on such stock.

      6. Payment. The Exercise Price of Option Stock being purchased upon an exercise of the Option (in part or in whole) shall be paid by the Optionee in full at the time of such exercise. Such payment shall be made in the form of cash, or in such other manner as shall be acceptable to the Company, and shall accompany the Notice of Exercise. The Option shall not be considered to have been properly exercised as to any Option Stock, and no Option Stock shall be issued or delivered, until full payment of the Exercise Price therefor has been made.

     7. Expiration of Option. Notwithstanding anything contained herein to the contrary, to the extent the Option shall not previously have been exercised in the manner required by or otherwise terminated as provided in this Agreement, it shall expire and terminate at 5:00 P.M. on December 12, 2007 (the "Expiration Date"). Upon the expiration of all or any portion of the Option, it shall, without any further act by the Company or the Optionee, no longer be exercisable or of any force or effect and shall no longer confer any rights to any person to purchase shares of Common Stock under this Agreement.

      8. Effect of Agreement on Service as a Director. Neither this Agreement nor the grant of the Option is intended or shall be deemed or interpreted to confer upon the Optionee any right to be renominated for election as a director of the Company or to continue to serve as a director.

      9. Rights as a Shareholder. Neither the Optionee nor any other person shall have any rights as a stockholder with respect to any shares of Option Stock until the Option has been validly exercised in the manner described in this Agreement, full payment of the Exercise Price has been made for such shares, and a stock certificate representing the Option Stock purchased upon such exercise has been registered on the Company's stock records in the name of and delivered to the Optionee or other person entitled thereto. Except to the extent of adjustments made as described in this Agreement, no adjustment on behalf of the Optionee shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date for determining the shareholders entitled to receive the same is prior to the date of registration and delivery of the stock certificate(s) representing the Option Stock.

     10.  Adjustment of Options.

           (a) Changes in Capitalization; Stock Splits and Dividends. In the event of (i) any dividend payable by the Company in shares of Common Stock, or (ii) any recapitalization, reclassification, split-up, consolidation or combination of, or other change in or offering of rights to the holders of, Common Stock, or (iii) an exchange of the outstanding shares of Common Stock for a different number or class of shares of stock or other securities of the Company in connection with a merger, consolidation or other reorganization of or involving the Company (provided the Company shall be the surviving or resulting corporation in any such merger or consolidation), then, to the extent that it, in its discretion, shall determine an adjustment to be appropriate in order to reflect such event or transaction, and in such manner as it shall determine to be appropriate, the Board of Directors shall adjust the number and class or kind of shares which may be issued under this Agreement and of the securities which shall be subject to the Option and/or the Exercise Price applicable to the Option, all computed on a basis prior to such event. However, in no event shall any such adjustment change the aggregate Exercise Price for Option Stock to be purchased upon the exercise of the Option.

           Any such adjustments made shall be consistent with changes in the Company's outstanding Common Stock resulting from the above events and, when made, shall be final, conclusive and binding on all persons, including, without limitation, the Company, its shareholders and the Optionee or other person having any interest in the Option so adjusted. Any fractional shares resulting from any such adjustment shall be eliminated.

           (b) Dissolution; Merger or Consolidation; Sale of Assets. In the event of a dissolution or liquidation of the Company, the sale of substantially all the Company's assets, a merger or consolidation of the Company with or into any other corporation or entity, or a statutory share exchange in which the Company's outstanding shares are acquired by any other corporation in exchange for its shares (or any other such reorganization or similar transaction) in which the Company is not the surviving or resulting corporation, and if a provision is not made in such transaction for the continuance of this Agreement or the assumption of the Option by any successor to the Company or for the substitution for the Option of a new option covering shares of any successor corporation or a parent or subsidiary thereof, then, in such event, and to the extent the Option has not previously been exercised, all rights of the Optionee pursuant to this Agreement shall terminate and be of no further effect immediately prior to the effective time of such dissolution, liquidation, sale, merger, consolidation, share exchange or other reorganization (or at such other time and pursuant to such rules and regulations as the Board of Directors shall determine and promulgate to the Optionee). However, to the extent the Option shall not previously have been exercised, and notwithstanding any provisions of this Agreement to the contrary, the Option shall become exercisable, and may be exercised, in full immediately prior to the effective time of any such event. The Board of Directors shall give the Optionee at least thirty (30) days prior written notice of the effective time of an event which gives rise to an immediate purchase right under this Paragraph 10.

          (c) Miscellaneous. The grant of the Option shall not affect in any way the right or power of the Company to (i) enter into or effect any adjustment, recapitalization, reclassification, reorganization or any other change in the Company's capital or business structure or its business, (ii) to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets, or (iii) to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof.

      11.  Legal Restrictions on Exercise and Resale of Option Stock.  The
Optionee, by his acceptance of the Option, represents, covenants and agrees that: (i) the Option, and the Option Stock issuable upon exercise of the Option, are being acquired for investment purposes only and not with a view to the sale or distribution hereof; (ii) he is knowledgeable about the business and affairs of the Company and has been given, or given access to, such information regarding the Company as he considers necessary in order to make an informed decision regarding a purchase of the Option Stock upon exercise of the Option; (iii) that the Option Stock has not been registered under the Securities Act of 1933 (the "Act") and that, absent an effective registration statement under the Act covering the Option Stock issued upon exercise of the Option, or an available exemption from registration, that stock will be "restricted stock" under the Act and may not be sold, transferred, assigned, hypothecated or otherwise disposed of by the Optionee.

           At the Company's discretion, certificates evidencing Option Stock issued to Optionee upon the exercise of the Option may bear a legend with respect to the restricted nature of those shares in the following form or in such other form as the Company may specify:

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OF THE ACT. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR AN AVAILABLE EXEMPTION FROM REGISTRATION.

           As a condition of the exercise of the Option, the Company may require that the Optionee execute one or more undertakings in such form as it shall prescribe to the effect that such shares are being acquired for investment purposes only and not with a view to the distribution or resale thereof and that the Optionee understands the restricted nature of the shares and will comply with the transfer restrictions applicable to the shares.

           If in the opinion of legal counsel for the Company the issuance or sale of any shares of Option Stock upon the exercise of the Option would not be lawful without registration under the Act or without some other action being taken or for any other reason, or would require the Company to obtain approval from any governmental authority or regulatory body having jurisdiction deemed by such counsel to be necessary to such issuance or sale, then the Company shall not be obligated to issue or sell any Option Stock to the Optionee or any other authorized person unless a registration statement that complies with the provisions of the Act in respect of such shares is in effect at the time thereof, or all other required or appropriate action has been taken under and pursuant to the terms and provisions of the Act or other applicable law, or the Company receives evidence satisfactory to such counsel that the issuance and sale of such shares, in the absence of an effective registration statement or other action, would not constitute a violation of the Act or other applicable law, or unless any such required approval shall have been obtained. The Company is in no event obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to the Optionee or other authorized person.

      12. Payment of Taxes. The Optionee shall be responsible for all federal, state, local or other taxes of any nature as shall be imposed pursuant to any law or governmental regulation or ruling on the Option or the exercise thereof or on any income which the Optionee is deemed to recognize in connection with the Option. If the Company shall determine to its reasonable satisfaction that the Company is required to pay or withhold the whole or any part of any estate, inheritance, income, or other tax with respect to or in connection with the Option or the exercise thereof, or on the Optionee's resale of any shares of Option Stock, then the Company shall have the full power and authority to withhold and pay such tax out of any shares of Option Stock being purchased by the Optionee or from any other funds otherwise payable to the Optionee, or, prior to and as a condition of exercising such Option, the Company may require that the Optionee pay to it in cash the amount of any such tax which it, in good faith, deems itself required to withhold.

      13. Nontransferability. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by him or her. More particularly, but without limiting the generality of the foregoing, the Option may not be sold, assigned, transferred (except as noted herein), pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process.

      14. Notices. Except as otherwise provided herein, any notice which the Company or the Optionee may be required or permitted to give to the other under this Agreement shall be in writing and shall be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed. Notice, if to the Company, shall be sent to its President at the address of the Company's then current corporate office. Any notice sent by mail by the Company to the Optionee shall be sent to the most current address of the Optionee as reflected on the records of the Company or its Subsidiaries as of the time said notice is required. If the Optionee has died, any such notice shall be given to the Optionee's personal representative if such representative has delivered to the Company evidence satisfactory to the Company of such representative's status as such and has informed the Company of the address of such representative by notice pursuant to this Paragraph 14.

           Notwithstanding anything contained herein to the contrary, a Notice of Exercise shall be effective only upon actual receipt thereof by the Company as provided in Paragraph 5 above.

      15. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but, in the event that any provision hereof shall be held to be invalid or unenforceable, the remaining provisions shall continue to be in full force and effect and this Agreement shall continue to be binding on the parties hereto as if such invalid or unenforceable provision or part hereof had not been included herein.

     16. Modification of Agreement; Waiver. Except as otherwise provided herein, this Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived, but only by written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

      17. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

       18. Governing Law; Venue and Jurisdiction. The validity, interpretation and administration of this Agreement, and the rights of any and all persons having or claiming to have any interest hereunder, shall be determined exclusively in accordance with the laws of the State of Nevada. Without limiting the generality of the foregoing, the period within which any action in connection with this Agreement must be commenced shall be governed by the laws of the State of Nevada, without regard to the place where the act or omission complained of took place, the residence of any party to such action, or the place where the action may be brought or maintained. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of Beaufort County, North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

      19. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, his heirs, legatees, personal representatives, executors, and administrators.

      20. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto with respect to the Option. Except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

      21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its corporate name by its President, or one of its Vice
Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of its Board of Directors first duly given, and the Optionee has hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.


                         FOUNTAIN POWERBOAT INDUSTRIES, INC.

[CORPORATE SEAL]
                              By: /s/ R. M. Fountain, Jr.
                              President and Chief
                              Executive Officer

ATTEST:


/s/ Carol J. Price
   Secretary

                         OPTIONEE:


                               /s/ David L. Woods         (SEAL)
                               David L. Woods
NBMAIN\452391.1




                                 EXHIBIT A





                           NOTICE OF EXERCISE OF
                               STOCK OPTION




To:  The Board of Directors of Fountain Powerboat Industries, Inc.


      The undersigned hereby elects to purchase shares of Common Stock of Fountain Powerboat Industries, Inc. (the "Company") pursuant to the Option granted to the undersigned and that certain Stock Option Agreement between the Company and the undersigned dated ________________, 2001.

     The undersigned elects to purchase ______________ whole shares of Common Stock having an aggregate Exercise Price of $___________ which is tendered herewith:

          [  ]   in cash in the amount of $ _____________ ;

          [  ]   by bank check or money order in the amount of $ __________ ;

          [  ]   ____________________________________ .

             This the ____ day of _______________ , ______ .






        ________________________________________    Optionee













NBMAIN\505851 v1